INVESTOR PRESENTATION SEPTEMBER 2017 WILDWOOD COMMUNITY – SANDWICH, IL

2 This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc. (the “Company”, “Sun”) and from third-party sources indicated herein. Such third-party information has not been independently verified. The Company makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2016, and our other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties include but are not limited to:  changes in general economic conditions, the real estate industry and the markets in which we operate;  difficulties in our ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;  our liquidity and refinancing demands;  our ability to obtain or refinance maturing debt;  our ability to maintain compliance with covenants contained in our debt facilities;  availability of capital;  changes in foreign currency exchange rates, specifically between the U.S. dollar and Canadian dollar;  our ability to maintain rental rates and occupancy levels;  our failure to maintain effective internal control over financial reporting and disclosure controls and procedures;  increases in interest rates and operating costs, including insurance premiums and real property taxes;  risks related to natural disasters;  general volatility of the capital markets and the market price of shares of our capital stock;  our failure to maintain our status as a REIT;  changes in real estate and zoning laws and regulations;  legislative or regulatory changes, including changes to laws governing the taxation of REITs;  litigation, judgments or settlements;  competitive market forces;  the ability of manufactured home buyers to obtain financing; and  the level of repossessions by manufactured home lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements. FORWARD-LOOKING STATEMENTS

81,475 22,324 16,104 38,428 58% annual / seasonal 42% transient SUN COMMUNITIES, INC. (NYSE: SUI) OVERVIEW Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2017 as well as Press Releases after June 30, 2017 for additional information. 4,878 1,526 680 149 1,757 25,756 3,009 1,277 916 1,156 2,904 548 2,150 698 237 672 481 1,049 475 413 976 226 2,483 473 7,715 42,908 4,614 324 6,033 345 communities consisting of ~120,000 sites across 29 states and Ontario, Canada Current Portfolio As of September 1, 2017 manufactured housing sites recreational vehicle sites 3 9% 26% 65% 30 manufactured housing and recreational vehicle communities 89 recreational vehicle only communities 226 manufactured housing only communities

2017 YEAR-TO-DATE HIGHLIGHTS 4 Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2017 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1 Company Information. Diluted. 2 Company Information. Total Same-community Portfolio. 3 Property acquired by issuing ~242,000 common shares to seller at a $88.36 share price. Year-to-Date Acquisitions Quarter Ended June 30, 2017 2016 % Change Revenue $ 237.9MM $ 190.8MM 24.7% EPS1 0.16 (0.12) 233.3% FFO / Share1 0.96 0.85 12.9% Total Portfolio NOI 131.3MM 108.5MM 21.0% Base Rent / Site2 502 486 3.4% PETER’S POND RV RESORT – SANDWICH, MA Purchase Price Sites Location Acquisition Date 49er Village RV Resort $ 13.0MM 328 Plymouth, California March 16, 2017 Sunset Lakes RV Resort $ 8.0MM 498 Hillsdale, Illinois May 18, 2017 Arbor Woods MH Community $ 16.9MM 458 Superior Township, Michigan June 1, 2017 Pismo Dunes RV Resort3 $ 21.9MM 331 Pismo Beach, California July 27, 2017 Land Parcel $ 5.9MM 775 Myrtle Beach, South Carolina April 20, 2017 EXPECTED 2Q 2017 Highlights LAKE IN WOOD – NARVON, PA

5 FOR SUSTAINABLE GROWTH BUILDING BLOCKS POSITION SUN Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2017 for additional information.  Proven consolidator with $4.4 billion of acquisitions brought onto the Sun platform since 2011  Ability to leverage revenue opportunities while creating efficiencies for all on-boarded properties  High selectivity when analyzing new acquisition opportunities  Tried and true underwriting process lays groundwork for accretive acquisitions ACQUISITIONS  Low-risk way to add new sites in the highest demand communities in our portfolio  Long runway of ~10,400 sites available for expansion  Expected to deliver approximately 2,000 expansion sites in 2017 EXPANSIONS  Weighted average monthly rent has historically increased by 2-4% annually  Current MH occupancy of 95.1% with additional runway  ~16,100 transient RV sites available for conversion to annual/seasonal  Growth buoyed by favorable supply-demand dynamics as well as demographic trends for MH & RV communities RENT & OCCUPANCY  Premier owner and operator of manufactured home (“MH”) and recreational vehicle (“RV”) communities  Strong and cycle-tested record of operating, expanding and acquiring MH and RV communities dating back to 1975  Top customer service provided for our MH and RV residents INDUSTRY-LEADING POSITION

SUN’S FAVORABLE REVENUE DRIVERS 6  The average cost to move a home ranges from $4K-$10K, resulting in low move-out of homes  Tenure of homes in our communities is 44 years1  Tenure of residents in our communities is approximately 13 years1 5.67% 2.20% Resident Re-sales Resident Move-outs Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2017 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1 Average since 2010. LEISURE VILLAGE – BELMONT, MI Three Year Average Resident Move-out Trends (Home stays in community) (Home leaves community) COUNTRY HILL VILLAGE – HUDSONVILLE, MI

5.5% 5.9% 7.7% 9.1% 7.1% 6.4% YE 2012 YE 2013 YE 2014 YE 2015 YE 2016 Q2 2017 $437 $445 $461 $481 $498 $510 YE 2012 YE 2013 YE 2014 YE 2015 YE 2016 Q2 2017 86.7% 88.9% 93.2% 95.9% 96.6% 97.2% YE 2012 YE 2013 YE 2014 YE 2015 YE 2016 Q2 2017 STRONG SAME-COMMUNITY PERFORMANCE 7  Positive NOI growth for 18 consecutive years  Low-annual resident turnover results in stability of income and occupancy Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the period ended June 30, 2017 and Form 10-K and Supplemental for the period ended December 31st for the respective year for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: Same-community pool of assets changes annually. Same-community pools included 136 communities in 2012 and 231 communities in 2017. 1 Same-community NOI guidance range of 6.4 - 6.8% for full year 2017 NOI Growth Percentage Occupancy Percentage Manufactured Home Weighted Average Monthly Rent per Site  Strong and consistent rental rate growth creates a stable revenue stream that is recession-resistant  Occupancy gains are a function of Sun’s integrated platform, which includes: leasing, sales, and financing 7.1% 2012 – 2016 AVERAGE 10.5% INCREASE YTD 2017 1

8 GROWTH AND ATTRACTIVE RETURNS EXPANSIONS PROVIDE STRONG Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2017 for additional information.  Inventory of approximately 10,400 zoned and entitled sites available for expansion at 77 properties in 18 states and Ontario, Canada  Approximately 2,000 sites are expected to be developed by the end of 2017  A 100 site expansion at a $35,000 cost per site, that is leased up in a year (8 sites/month), results in an 5-year unlevered IRR of 12 - 14%  Expansion in communities with strong demand evidenced by occupancies >96% with lease-up driven by sales, rental and relocation programs PALM CREEK GOLF & RV RESORT – CASA GRANDE, AZ GULFSTREAM HARBOR – ORLANDO, FL

9 SUPPORTED BY RENTAL PROGRAM EXPANSION OPPORTUNITIES Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2017 for additional information. 1 Operating expenses include repairs and refurbishment, taxes and insurance, marketing, and commissions.  Sun’s rental program is a key onboarding and conversion tool for our communities Rental Program All-in 5 Year Unlevered IRR  $42,000 initial investment in new home  Weighted average monthly rental rate - $880 x 12 = $10,560 (3% annual increases)  Monthly operating expenses1 + 5% vacancy factor $250 x 12 = $3,000 (2% annual increases)  End of 5 year period sell the home and recoup ~95% of original invoice price  All-in 5 year unlevered IRR is 14 - 15% RENTAL: EAST VILLAGE ESTATES – WASHINGTON, MI RENTAL: CIDER MILL CROSSING – FENTON, MI

2013 EXTRACTING VALUE FROM STRATEGIC ACQUISITIONS 10  Since May 2011, Sun has acquired communities valued in excess of $4.4 billion, increasing its number of sites and communities by ~175% 1 2011 159 communities 54,811 sites 173 communities 63,697 sites 188 communities 69,789 sites 217 communities 79,554 sites 231 communities 88,612 sites 341 communities 117,376 sites Source: Company Information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the period ended December 31st for the respective year as well as Sun Communities, Inc. Form 10-Q and Supplemental for the period ended June 30, 2017 for additional information. 1 Includes 30 community dispositions realized in 2014 and 2015. 2012 2014 2015 2016 345 communities 119,903 sites 2017 Year-end Communities and Sites Y T D HOME SALES/ RENTAL PROGRAM ADDING VALUE WITH EXPANSIONS PROFESSIONAL OPERATIONAL MANAGEMENT SKILLED EXPENSE MANAGEMENT REPOSITIONING WITH ADDITIONAL CAPEX INCREASING MARKET RENT CALL CENTER/ DIGITAL MARKETING OUTREACH

STRATEGIC BALANCE SHEET 11 Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2017 for additional information. 1 The debt ratios are calculated using trailing 12 months EBITDA for the period ended June 30, 2017. Refer to information regarding non-GAAP financial measures in the attached Appendix. 2 Total Enterprise Value includes common shares outstanding (per Supplemental), OP Units and Preferred OP Units, as converted, outstanding at the end of each respective period. 3 Includes premium / discount on debt and financing costs. 61.5% 50.4% 45.8% 34.8% 34.0% 33.8% 27.2% 2011 2012 2013 2014 2015 2016 Q2 2017 9.7x 8.4x 7.2x 7.3x 6.6x 7.5x 6.0x 2011 2012 2013 2014 2015 2016 Q2 2017 GWYNN’S ISLAND RV RESORT – GWYNNS ISLAND, VA Net Debt / Adj. TTM EBITDA1 Net Debt / TEV2 Principal Outstanding3 WA Interest Rates Quarter Ended June 30, 2017 CMBS $ 454,231 5.11% Fannie Mae $ 1,034,261 4.36% Life Companies $ 955,251 3.89% Freddie Mac $ 389,076 3.86% Total $ 2,832,819 4.26% Mortgage Debt Financings principal amounts in thousands 2018 2019 2020 2021 2022 CMBS Fannie Mae Freddie Mac Life Companies $26,186 $64,314 $58,078 $270,680 $117,351 Mortgage Debt 5 Year Maturity Ladder amounts in thousands  Balance sheet supports growth strategy  Anticipates further delevering by mid-2017 through full-year EBITDA contribution from Carefree and earnings growth  Sun’s annual mortgage maturities average ~4% from 2018-2022

STRONG INTERNAL GROWTH 12 Source: : Citi Investment research, June, 2017. “REIT Industry Average” includes an index of REITs across a variety of asset classes including: self storage, mixed office, regional malls, shopping centers, multifamily, student housing, manufactured homes and specialty. Refer to information regarding non-GAAP financial measures of the attached Appendix.  SUN’s average same community NOI growth has exceeded REIT industry average by 185 bps and the apartment sector’s average by 165 bps over a 15-year period Same-community NOI Growth Percentage 4.3% 2.5% 2.7% -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 1Q 02 2Q 02 3Q 02 4Q 02 1Q 03 2Q 03 3Q 03 4Q 03 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 Sun Communities, Inc. Apartments Sun's Average (4.3%) Apartment Average (2.7%) REIT Industry Average (2.5%)

5-year Total Return STRATEGY-DRIVEN OUTPERFORMANCE 13  Sun has significantly outperformed major REIT and broader market indices over the last ten years 2017 Year to Date Total Return Source: SNL Financial as of June 30, 2017. 3-year Total Return 10-year Total Return Sun Communities, Inc. (SUI) MSCI US REIT (RMS) S&P 500 (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% 16.3% 9.3% 2.7% (20.0%) 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 96.9% 31.7% 26.6% (20.0%) 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 140.0% 160.0% 151 8 97.9 56.5% (100.0%) 0.0% 100.0% 200.0% 300.0% 400.0% 5 0.0% 600.0% 557.3% 100.1% 78.1%

APPENDIX LA COSTA VILLAGE – PORT ORANGE, FL

CONSISTENT NOI GROWTH 15  Manufactured housing is one of the most recession-resistant sectors of the housing and commercial real estate sectors and has consistently outperformed multifamily in same community NOI growth since 2000 NOI Growth $90 $110 $130 $150 $170 $190 $210 $230 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Sun Communities Manufactured Housing Apartment Industrial Mall Office Strip Mall Self-storage Source: : Citi Investment research, June, 2017. Refer to information regarding non-GAAP financial measures in this Appendix.

16 MANUFACTURED HOUSING VS. MULTIFAMILY  Sun’s manufactured homes provide nearly 15% more space at over 30% less cost per square foot Sun’s Manufactured Homes VS. RENT    ~$890 1 per month Multifamily Housing ~$1,1002 per month SQUARE FOOTAGE PRICE ~1,2501 sq. ft. ~1,1002 sq. ft. $0.69 per sq. ft. $1.00 per sq. ft. 1 Source: Company Information. 2 Source: The RentPath Network. Represents average rent for a 2 bedroom apartment in major metropolitan areas Sun operates in as of February 2016.

$206,560 $207,950 $223,085 $249,429 $261,172 $276,284 $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 Single-family Portion of purchase price attributable to land 1 Source: Manufactured Housing Institute, Quick Facts: “Trends and Information About the Manufactured Housing Industry, 2016.” Represents average 2 bedroom household in major metropolitan areas Sun operates in as of December 2016. 2 Source: US Census Bureau - 2010-2014 American Community Survey 5-Year Estimates. $54,900 represents the median household income in major metropolitan areas Sun operates in. 17 MANUFACTURED HOUSING VS. SINGLE FAMILY Single Family Homes Manufactured Homes  Average cost of Single Family1 is $276,284 or roughly 5 years median income  Average cost of a new Manufactured Home is $68,000 or roughly 1 year median income $62,800 $60,500 $62,200 $64,000 $65,300 $68,000 Manufactured Median Household Income2 2010 2011 2012 2013 2014 2015  Sun’s communities offer affordable options in attractive locations

NON-GAAP TERMS DEFINED 18 Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), and recurring earnings before interest, tax, depreciation and amortization (“Recurring EBITDA”) as supplemental performance measures. We believe FFO, NOI, and Recurring EBITDA are appropriate measures given their wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation/amortization of real estate assets. NOI provides a measure of rental operations and does not factor in depreciation/amortization and non-property specific expenses such as general and administrative expenses. Recurring EBITDA, a metric calculated as EBITDA exclusive of certain nonrecurring items, provides a further tool to evaluate ability to incur and service debt and to fund dividends and other cash needs. Additionally, FFO, NOI, and Recurring EBITDA are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, plus real estate-related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure that management believes is a useful supplemental measure of the Company’s operating performance. Management generally considers FFO to be a useful measure for reviewing comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO provides a performance measure that, when compared period over period, reflects the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not readily apparent from net income (loss). Management believes that the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. FFO is computed in accordance with the Company's interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company. The Company also uses FFO excluding certain items, which excludes certain gain and loss items that management considers unrelated to the operational and financial performance of our core business. We believe that this provides investors with another financial measure of our operating performance that is more comparable when evaluating period over period results. Because FFO excludes significant economic components of net income (loss) including depreciation and amortization, FFO should be used as an adjunct to net income (loss) and not as an alternative to net income (loss). The principal limitation of FFO is that it does not represent cash flow from operations as defined by GAAP and is a supplemental measure of performance that does not replace net income (loss) as a measure of performance or net cash provided by operating activities as a measure of liquidity. In addition, FFO is not intended as a measure of a REIT’s ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO only provides investors with an additional performance measure that, when combined with measures computed in accordance with GAAP such as net income (loss), cash flow from operating activities, investing activities and financing activities, provide investors with an indication of our ability to service debt and to fund acquisitions and other expenditures. Other REITs may use different methods for calculating FFO, accordingly, our FFO may not be comparable to other REITs. NOI is derived from revenues minus property operating expenses and real estate taxes. NOI does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (loss) (determined in accordance with GAAP) as an indication of the Company's financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity; nor is it indicative of funds available for the Company's cash needs, including its ability to make cash distributions. The Company believes that net income (loss) is the most directly comparable GAAP measurement to NOI. Because of the inclusion of items such as interest, depreciation, and amortization, the use of net income (loss) as a performance measure is limited as these items may not accurately reflect the actual change in market value of a property, in the case of depreciation and in the case of interest, may not necessarily be linked to the operating performance of a real estate asset, as it is often incurred at a parent company level and not at a property level. The Company believes that NOI is helpful to investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. The Company uses NOI as a key management tool when evaluating performance and growth of particular properties and/or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization interest expense and non-property specific expenses such as general and administrative expenses, all of which are significant costs, therefore, NOI is a measure of the operating performance of the properties of the Company rather than of the Company overall. EBITDA is defined as NOI plus other income, plus (minus) equity earnings (loss) from affiliates, minus general and administrative expenses. EBITDA includes EBITDA from discontinued operations. The Company believes that net income (loss) is the most directly comparable GAAP measurement to EBITDA.

NET INCOME TO FFO RECONCILIATION 19 (amounts in thousands except per share data) Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2017 for additional information. 2017 2016 2017 2016 2016 2015 2014 Net income / (loss) attributable to Sun Communities, Inc. common stockholders 12,364$ (7,803)$ 33,468$ 72$ 17,369$ 137,325$ 22,376$ Adjustments: Depreciation and amortization 62,842 49,340 125,659 97,416 221,576 178,048 134,252 Amounts attributable to noncontrolling interests 1,202 (779) 2,102 (430) (41) 9,644 1,086 Preferred return to preferred OP units 586 618 1,172 1,243 2,462 2,612 281 Preferred distribution to Series A-4 preferred stock 560 - 1,225 - - - 76 Asset impairment charge - - - - - - 837 Gain on disposition of properties, net - - - - - (125,376) (17,654) Gain on disposition of assets, net (4,352) (3,903) (7,033) (7,558) (15,713) (10,125) (6,705) FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities 73,202$ 37,473$ 156,593$ 90,743$ 225,653$ 192,128$ 134,549$ Adjustments: Transaction costs 2,437 20,979 4,823 23,700 31,914 17,803 18,259 Other acquisition related costs 1,525 - 2,369 - 3,328 - - Income from affiliate transactions - - - - (500) (7,500) - Foreign currency exchange - - - - 5,005 - - Contingent liability re-measurement - - - - 181 - - Gain on acquisition of property - - - - (510) - - Hurricane related costs - - - - 1,172 - - Gain on settlement - - - - - - (4,452) Preferred stock redemption costs - - - - - 4,328 - Extinguishment of debt 293 - 759 - 1,127 2,800 - Other income, net (875) - (1,627) - - - - Debt premium write-off (24) - (438) - (839) - - Deferred tax benefit (364) - (664) - (400) 1,000 - FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities excluding certain items 76,194$ 58,452$ 161,815$ 114,443$ 266,131$ 210,559$ 148,356$ Weighted average common shares outstanding - basic 74,678 64,757 73,677 61,247 65,856 53,686 41,337 W ighted average common shares outstanding - fully diluted 79,513 69,081 78,680 65,550 70,165 57,979 44,022 FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities per share - fully diluted 0.92$ 0.54$ 1.99$ 1.38$ 3.22$ 3.31$ 3.06$ FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities per share excluding certain items - fully diluted 0.96$ 0.85$ 2.06$ 1.75$ 3.79$ 3.63$ 3.37$ Three Months Ended June 30, Six Months Ended June 30, Year Ended December 31,

NET INCOME / (LOSS) TO NOI RECONCILIATION 20 (amounts in thousands) Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2017 for additional information. 2017 2016 2017 2016 2016 2015 2014 Net income / (loss) attributable to Sun Communities, Inc., common stockholders 12,364$ (7,803)$ 33,468$ 72$ 17,369$ 137,325$ 22,376$ Other revenues (6,051) (5,419) (11,576) (9,770) (21,150) (18,157) (15,498) Home selling expenses 2,990 2,460 6,101 4,597 9,744 7,476 5,235 General and administrative 19,989 16,543 37,921 30,335 64,087 47,455 37,387 Transaction costs 2,437 20,979 4,823 23,700 31,914 17,803 18,259 Depreciation and amortization 62,721 49,670 125,487 98,082 221,770 177,637 133,726 Asset impairment charge - - - - - - 837 Extinguishment of debt 293 - 759 - 1,127 2,800 - Interest expense 33,145 29,215 65,251 56,296 122,315 110,878 76,981 Other income, net (875) - (1,627) - 5,848 - - Gain on disposition of properties, net - - - - - (125,376) (17,654) Gain on settlement - - - - - - (4,452) Current tax (benefit) / expense (7) 56 171 284 683 158 219 Deferred tax benefit (364) - (664) - (400) 1,000 - Income from affiliate transactions - - - - (500) (7,500) (1,200) Preferred return to preferred OP units 1,196 1,263 2,370 2,536 5,006 4,973 2,935 Amounts attributable to noncontrolling interests 1,315 (695) 2,403 (419) 150 10,054 1,752 Preferred stock distributions 2,099 2,197 4,278 4,551 8,946 13,793 6,133 Preferred stock redemption costs - - - - - 4,328 - NOI/Gross Profit 131,252$ 108,466$ 269,165$ 210,264$ 466,909$ 384,647$ 267,036$ 2017 2016 2017 2016 2016 2015 2014 Real Property NOI 112,889$ 92,781$ 235,634$ 181,230$ 403,337$ 335,567$ 232,478$ Rental Program NOI 23,743 21,959 46,699 43,009 85,086 83,232 70,232 Home Sales NOI / Gross Profit 8,837 7,355 15,217 13,908 30,087 20,787 13,398 Ancillary NOI / Gross Profit 1,792 1,784 3,343 2,748 9,999 7,013 5,217 Site rent from Rental Program (included in Real Property NOI) (16,009) (15,413) (31,728) (30,631) (61,600) (61,952) (54,289) NOI / Gross Profit 131,252$ 108,466$ 269,165$ 210,264$ 466,909$ 384,647$ 267,036$ Three Months Ended June 30, Six Months Ended June 30, Year Ended December 31, Three Months Ended June 30, Six Months Ended June 30, Year Ended December 31,

21 NET INCOME / (LOSS) TO RECURRING EBITDA RECONCILIATION 2017 2016 2017 2016 2016 2015 2014 Net income / (loss) attributable to Sun Communities, Inc., common stockholders 12,364$ (7,803)$ 33,468$ 72$ 17,369$ 137,325$ 22,376$ Interest 32,358 28,428 63,680 54,722 119,163 107,659 73,771 Interest on mandatorily redeemable preferred OP units 787 787 1,571 1,574 3,152 3,219 3,210 Depreciation and amortization 62,721 49,670 125,487 98,082 221,770 177,637 133,726 Asset impairment charge - - - - - - 837 Extinguishment of debt 293 - 759 - 1,127 2,800 - Transaction costs 2,437 20,979 4,823 23,700 31,914 17,803 18,259 Other income, net (875) - (1,627) - 5,848 - - Gains on disposition of properties, net - - - - - (125,376) (17,654) Gain on settlement - - - - - - (4,452) Current tax (benefit) / expense (7) 56 171 284 683 158 219 Deferred tax benefit (364) - (664) - (400) 1,000 - Income from affiliate transactions - - - - (500) (7,500) (1,200) Preferred return to preferred OP units 1,196 1,263 2,370 2,536 5,006 4,973 2,935 Amounts attributable to noncontrolling interests 1,315 (695) 2,403 (419) 150 10,054 1,752 Preferred stock distributions 2,099 2,197 4,278 4,551 8,946 13,793 6,133 Preferred stock redemption costs - - - - - 4,328 - Recurring EBITDA 114,324$ 94,882$ 236,719$ 185,102$ 414,228$ 347,873$ 239,912$ Three Months Ended June 30, Six Months Ended June 30, Year Ended December 31, (amounts in thousands) Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2017 for additional information.